Exhibit 10.150

                              REIMBURSEMENT AGREEMENT

     THIS AGREEMENT is made as of December 19, 1994 between THE CHARLES SCHWAB CORPORATION, a Delaware corporation (the "Company"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (the "Bank"), as letter of credit issuing bank (hereinafter, together with any successor thereto in such capacity, called the "Issuing Bank").

WITNESSETH:

     WHEREAS, the Company is desirous that the Issuing Bank from time to time issue irrevocable Letters of Credit in accordance with the terms of each Application delivered by the Company to the Issuing Bank, as defined below, in an aggregate amount not to exceed $100,000,000, for the account of the Company and for the benefit of certain investment funds (each a "Beneficiary"), the assets of which are managed by a Company affiliate;

     WHEREAS, the Company has no equity investment interest in any Beneficiary;

     WHEREAS, notwithstanding that the Company will not receive any direct benefit or other recompense from any Beneficiary as consideration for providing financial support and credit enhancement to, or for the benefit of, such Beneficiary so as to conserve, protect and/or restore the capital position of such Beneficiary, the Company believes it is in its best interest to provide the support and credit enhancements as contemplated in this Agreement, in order to preserve and retain its goodwill and favorable business reputation;

     WHEREAS, the Issuing Bank is willing to issue the Letters of Credit on the terms and conditions set forth herein and on the further condition that the representations, warranties, covenants, and events of default contained in those certain Credit Agreements, each dated as of June 30, 1994, (the form of which as set forth in Exhibit A) among the Company and certain commercial lending institutions (as amended, modified or supplemented from time to time collectively the "Credit Agreements") be incorporated by reference herein;

     NOW THEREFORE, in consideration of the foregoing and for other valuable consideration, the parties hereto agree as follows:

     1.     DEFINITIONS; FINANCIAL TERMS.

          1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings indicated for purposes of this Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Affiliate" and "Affiliates" mean, when used with respect to any Person, respectively, (a) any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such first person, and (b) all such Persons. As used herein, "control" means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise).

     "Agreement" means this Agreement, as the same may at any time be amended or modified and in effect.

     "Application" means an Application and Agreement for Standby Letter of Credit in the form attached hereto as Exhibit B.

     "Availability" shall have the meaning assigned to such term under
Section 7.1 of this Agreement.

     "Beneficiary" has the meaning given to that term in the preamble.

     "Business Day" means any day on which banks are open for business in California.

     "Cash Collateral" means cash, certificates of deposit issued by the Issuing Bank and money market deposits deposited by the Company with the Issuing Bank.

     "Credit Agreements" has the meaning given such term in the preamble.

     "Company" has the meaning given to that term in the preamble hereto.

     "Effective Date" has the meaning given to that term in Section 8.

     "Event of Default" means any of the events described in Section 9.

     "Expiry Date" has the meaning given to that term in Section 2.1(a).

     "Extended Expiry Date" has the meaning given to that term in Section
2.1(b).

     "Issuance Date" has the meaning given such term in Section 2.1(a).

     "Issuing Bank" has the meaning given to that term in the preamble hereto.

     "Letter(s) of Credit" means the Letters of Credit issued by the Issuing Bank pursuant to clause (a) of Section 2.1 and each Substitute Letter of Credit.

     "Letter of Credit Availability" means, at any time, the excess of (i) the Letter of Credit Commitment over (ii) the sum of (a) the then Letters of Credit Outstanding plus (b) the aggregate amount of all Reimbursement Obligations paid by the Company to the Issuing Bank prior to such time pursuant to this Agreement.

     "Letters of Credit Commitment" means the Issuing Bank's aggregate commitment in an amount equal to $100,000,000 under this Agreement to make credit available to the Company by means of the issuance of Letters of Credit.

     "Letter of Credit Fee" means the Letter of Credit fee payable by a Beneficiary as provided in the letter agreement between the Issuing Bank and each Beneficiary of a Letter of Credit.

     "Letters of Credit Outstanding" means, at any time, an amount equal to the sum of

     (a) the aggregate Stated Amount at such time of all Letters of Credit then outstanding and undrawn (as such aggregate Stated Amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit, the cancellation or reduction of Letters of Credit, or otherwise), plus

     (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

     "Obligations" means all obligations of the Company to the Issuing Bank under or in connection with this Agreement or any other documents executed pursuant hereto, including the Reimbursement Obligation, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due.

     "Payment Demand" means any demand for payment including, without limitation, any draft and any other documents presented under and as required by the terms of a Letter of Credit.

     "Person" and "Persons" mean, respectively, (a) an individual or a corporation, partnership, trust (including a business trust), incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and (b) any two or more of any of the foregoing, collectively.

     "Reference Rate" means, at any time, the rate of interest then most recently announced by the Issuing Bank at San Francisco, California as its Reference Rate. The Reference Rate is set by the Issuing Bank based on various factors, including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some credits. Each change in the Reference Rate shall take effect at the opening of business on the day specified in Bank's public announcement of a change in the its Reference Rate.

     "Reimbursement Account" has the meaning given to that term in Section 2.2 hereof.

     "Reimbursement Obligation(s)" has the meaning given to such term in
Section 2.2.

     "Relevant Taxes" means all taxes other than taxes on the net income of the Issuing Bank.

     "SEC" means the Securities and Exchange Commission.

     "Stated Amount" means the "Stated Amount" as defined in each Letter of Credit.

     "Stated Expiry Date" means the Expiry Date stated in each Letter of Credit.

     "Substitute Letter of Credit" means a Letter of Credit issued by the Issuing Bank pursuant to clause (c) of Section 2.1 hereof in substitution for any Letter of Credit previously issued by the Issuing Bank pursuant hereto, as amended from time to time in accordance herewith.

     "Termination Date" means August 1, 1995.

     "Unmatured Event of Default" means any event or condition which with the lapse of time or giving of notice to the Company, or both, would constitute an Event of Default.

     "Upfront Fee" means the Upfront Fee payable by a Beneficiary as provided in the letter agreement between the Issuing Bank and each Beneficiary of a Letter of Credit.

          1.2 Financial Terms. Unless otherwise defined or the context otherwise requires, all financial and accounting terms shall be defined in accordance with generally accepted accounting principles.

     2.     LETTER OF CREDIT.

          2.1 (a) Issuance of Letter of Credit. The Company may request at any time and from time to time prior to the Termination Date, subject to the terms and conditions of this Agreement, by delivery to the Issuing Bank of a completed Application for each Letter of Credit, that, the Issuing Bank issue and the Issuing Bank agrees to issue Letters of Credit in such form as may be requested by Company and approved by the Issuing Bank (the date of each such issuance is called an "Issuance Date"). Each Letter of Credit shall be effective immediately upon the delivery thereof to the respective Beneficiary and shall expire on the date (the "Expiry Date") which is the earlier of (i) the Stated Expiry Date of each Letter of Credit,
(ii) 4:00 p.m. (Los Angeles time) on the Termination Date or
(iii) the date on which the Issuing Bank honors a drawing thereunder for the then Stated Amount of such Letter of Credit. Each Letter of Credit requested shall by its terms:

                 (i) be issued in a Stated Amount which does not exceed (or would not exceed) the then Letter of Credit Availability;

                (ii) be stated to expire on its Stated Expiry Date which shall be no later than the Termination Date; and

               (iii) prior to its Stated Expiry Date

                    (i) terminate immediately upon notice to the Issuing Bank thereof from the Beneficiary thereunder that all obligations covered thereby have been terminated, paid, or otherwise satisfied in full, or

                   (ii) reduce in part immediately and to the extent the Beneficiary thereunder has notified the Issuing Bank thereof that the obligations covered thereby have been paid or otherwise satisfied in part.

So long as no Event of Default has occurred and is continuing and prior to the Termination Date, the Company may request the Issuing Bank, in accordance with the terms of Section 2.1(b) of this Agreement, to extend the Stated Expiry Date of a Letter of Credit for an additional period not to exceed the Termination Date.

(b) Extensions of Letters of Credit. The Company shall have the right to request that the Issuing Bank extend the then current Stated Expiry Date
(the "Extended Expiry Date"), which request may be conditioned upon terms and conditions which are different from the terms and conditions of this Agreement in effect on the Issuance Date. The Company shall make such extension request no later than the earlier of 20 days prior to the Stated Expiry Date of the applicable Letter of Credit and the Expiration Date. The Issuing Bank shall, no later than 15 Business Days after receiving such request, notify the Company of its acceptance or rejection of such request, which acceptance may be conditioned upon terms and conditions which are different from the terms and conditions of this Agreement in effect on the Issuance Date or the terms and conditions proposed by the Company in making an extension request. No extension of the Stated Expiry Date shall be effective without the express written consent of the Bank. The Company acknowledges and agrees that the Issuing Bank may grant or deny any request for an extension of the Expiry Date as the Issuing Bank, in the Issuing Bank's sole and unfettered discretion, deems appropriate.

(c) Delivery of Amendment and Substitute Letters of Credit. Provided that the Company and the Issuing Bank have agreed to the extension of the initial or Extended Expiry Date, all as set forth in clause (b) of this Section 2.1, the Issuing Bank shall deliver to the Beneficiary either (x) an amendment to the then outstanding Letter of Credit, extending the term of the then outstanding Letter of Credit to the relevant Extended Expiry Date, or (y) in exchange for the then outstanding Letter of Credit, a Substitute Letter of Credit, dated the date of issuance thereof, in an amount equal to the amount of the then outstanding Letter of Credit, and having a term expiring (unless sooner surrendered pursuant to the provisions of this Section 2.1) on the relevant Extended Expiry Date.

          2.2 Letter of Credit Drawings. The Company hereby authorizes the Issuing Bank to honor and pay Payment Demands under, or purporting to be under, and conforming with the terms of each Letter of Credit. The Company agrees to reimburse the Issuing Bank on the later of either four days after, or upon demand of, any payment made by the Issuing Bank under the Letters of Credit pursuant to any such Payment Demand, with interest on the amount so paid by the Issuing Bank from and including the date paid by the Issuing Bank to but not including the date the Issuing Bank is reimbursed therefor, at a rate per annum equal to the Reference Rate in effect from time to time plus two percent (2.00%); provided, however, that if any payment shall be reimbursed to the Issuing Bank on the same date payment is made by the Issuing Bank, interest at the rate herein provided shall be payable on the amount so paid for one (1) day. Such reimbursement to the Issuing Bank shall be made by a transfer of immediately available funds into an account
(No. 1233183980) maintained at the Issuing Bank (the "Reimbursement
Account"). The Company's obligations under this Section 2.2 shall be referred to as the "Reimbursement Obligation."

          2.3 Unconditional Reimbursement Obligations. Subject to the proviso in Section 2.4, the payment by the Company of the Reimbursement Obligation under this Agreement shall be absolute, unconditional, and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limiting the generality of the foregoing, the following circumstances:

(a) any lack of validity or enforceability of the Letter of Credit, this Agreement, or any other instrument, document, or agreement issued or entered into in connection therewith;

(b) the existence of any claim, set off, defense or other right of the Company against the Issuing Bank or any other person or entity, whether in connection with this Agreement or otherwise; or

(c) any statement, certification, or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever, except where any circumstance described in this subsection (c) involves a fraudulent Payment Demand under a Letter of Credit made by any employee or person under the direct control of the Issuing Bank.

          2.4 Correspondence at Company's Risk. All directions and correspondence relating to the Letter of Credit are to be sent at the Company's risk and the Issuing Bank does not assume any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by mail, telegraph or cable, provided that the Company shall not bear the risk of any such inaccuracy, interruption, error, or delay which occurs while any such correspondence is under the direct control of the Issuing Bank.

          2.5 Law Governing the Letter of Credit. Subject to the laws, customs and practices of the trade in the area where the Beneficiary is located, the Letter of Credit will be subject to, and performance under the Letter of Credit by the Issuing Bank, its correspondents and the Beneficiary will be governed by the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as may be amended or replaced from time to time by subsequent Congresses of the International Chamber of Commerce. The Application and this Agreement shall be governed by and construed under the laws of the State of California.

          2.6 Trustee in Bankruptcy; Receiver. The Issuing Bank may receive, accept and pay, as complying with the terms of the Letter of Credit, any Payment Demand, otherwise in order, which may be signed by the trustee in bankruptcy, or the receiver for any of the property of, the Beneficiary.

     3.     FEES; LOAN ACCOUNT.

          3.1 Upfront Fee. In consideration of the Issuing Bank's issuance of the Letter of Credit, the Issuing Bank shall receive from the Beneficiary the Upfront Fee.

          3.2 Letter of Credit Fee. In consideration of the Issuing Bank's issuance of the Letter of Credit, the Issuing Bank shall receive from the Beneficiary the Letter of Credit Fee.

          3.3 Method of Calculating Fees. The Letter of Credit Fee shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

          3.4 Loan Account. Principal and interest due and owing in connection with any Reimbursement Obligation pursuant to Section 2.2, and all other sums owing to the Issuing Bank hereunder shall be evidenced by entries in the books and records maintained by the Issuing Bank. Each payment on and any other credits with respect to principal, interest and all other sums owing to the Issuing Bank hereunder shall be evidenced by entries in such books and records. The Company hereby agrees that such records shall be presumptive evidence of the amounts owed, absent manifest error on the part of the Issuing Bank. The Issuing Bank will provide the Company with written advices of credit and debit, together with quarterly summary statements, showing calculation of any amounts due.

     4. LETTER OF CREDIT - ISSUING BANK'S INDEPENDENT OBLIGATION. The Issuing Bank's obligation to honor a conforming Payment Demand under each outstanding Letter of Credit is a separate obligation of the Issuing Bank and is independent of the Company's obligations to the Issuing Bank with respect to the Letters of Credit Outstanding including, without limitation, the Company's obligations under Sections 2.2 and 2.3 hereof.

     5.     PAYMENTS.

          5.1 General Payment Procedures. Except as otherwise provided in this Agreement, all payments to be made by the Company to the Issuing Bank, whether on account of a Reimbursement Obligation or other amounts at any time owing hereunder or in connection herewith, shall be made to the Issuing Bank at its address specified in or for the purpose of this Agreement, for the account of the Issuing Bank, in immediately available funds. All payments to be made by the Company to the Issuing Bank in respect of payments made under or in respect of the outstanding Letters of Credit, including, without limitation, interest thereon pursuant to Section 2.2, shall be made to the Issuing Bank by payment in immediately available funds into the Reimbursement Account. All amounts payable by the Company to the Issuing Bank shall be made to the Reimbursement Account not later than noon, San Francisco time, on the date due and funds received on any day after the time specified herein shall be deemed to have been received by the Issuing Bank on the next succeeding Business Day.

          5.2 Net Payments. All payments by the Company of any amounts in respect of a payment or disbursement made by the Issuing Bank in respect of the outstanding Letters or Credit, including interest thereon, and in respect of all other amounts payable hereunder shall be made free without setoff of counterclaim and free and clear of and without withholding or deduction for any taxes, fees or other charges of any nature whatsoever imposed by any taxing authorities.

          5.3 Setoff. Upon the occurrence of any Event of Default, the Issuing Bank is hereby authorized at any time and from time to time without notice to the Company (any such notice being expressly waived by the Company) and, to the fullest extent permitted by law, to set off, to exercise any banker's lien or any right of attachment or garnishment and apply any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or monies at any time held and other indebtedness at any time owing by the Issuing Bank to or for the account of the Company (and not its Affiliates) against any and all of the obligations of the Company now or hereafter existing under or in connection with this Agreement or the outstanding Letters of Credit. The rights of the Issuing Bank under this
Section 5.3 are in addition to, in augmentation of, and do not derogate from or impair other rights and remedies (including, without limitation, other rights of setoff) which any such party may have.

     6.     REPRESENTATION AND WARRANTIES.

          6.1 Incorporation by Reference. As of any Issuance Date and so long as the Letter of Credit Commitment hereunder remains in full force and effect, the Company hereby makes all the representations and warranties contained in Paragraph 5 of the Credit Agreements. All of such representations and warranties together with related definitions and ancillary provisions are incorporated into this Agreement by reference as if such terms were set forth in this Agreement in full, without regard to any expiration of any commitment thereunder and without regard to the final payment in full of any obligations of the Company thereunder. The following terms in the Credit Agreements shall have the meanings specified below for purposes of this Agreement, including without limitation, Sections 6, 7 and 9 hereof.

"Advance" means each Letter of Credit and/or Reimbursement Obligation.

"Agreement" means this Agreement, each Application, each Letter of Credit, any Substitute Letter of Credit, and any other document delivered in connection with this Reimbursement Agreement.

"Bank" means the Issuing Bank.

"Borrower" means the Company.

"Borrowing Advice" means the Application.

"Credit" shall mean the Letter of Credit Commitment under the Reimbursement Agreement.

"Date of Advance" means Issuance Date.

"Loan" shall mean the Reimbursement Agreement, the Letter of Credit, any Substitute Letter of Credit under the Reimbursement Agreement and other documents delivered in connection with the Reimbursement Agreement.

          6.2 Investment Company Act. The Company represents and warrants to the Issuing Bank that the execution of this Agreement by the Company and performance of its obligations hereunder do not violate Section 17(a) and 17(d) of the Investment Company Act of 1940, as amended.

     7. INCORPORATION BY REFERENCE OF COVENANTS. The Company covenants and agrees that, from and after the date hereof and thereafter until all obligations of the Company hereunder are paid in full and this Agreement is terminated, it will:

          7.1 Available Credit. As long as there are any outstanding Reimbursement Obligations or Letters of Credit Outstanding, maintain aggregate unutilized Credit, as defined in the Credit Agreements, or in lieu thereof, under any other credit facility or maintain cash balances (which other facility or balance requirement must be reasonably acceptable to the Issuing
Bank) in an amount not less than $100,000,000 or such reduced amount equal at all times to the Letters of Credit Outstanding, as agreed by the Issuing Bank and the Company ("Availability").

          7.2 SEC Reporting. The Company will provide Issuing Bank with a Memorandum prepared by counsel to the Beneficiaries describing the content of conversations between such counsel and the staff of the Securities and Exchange Commission, subject to the condition that the Issuing Bank treat the Memorandum as a confidential document that should not be given any distribution or dissemination other than as may be required to effect the transactions contemplated under this Agreement, the Letter of Credit and related documents.

          7.3 Incorporation by Reference. Duly keep, perform and observe each and every covenant set forth in Paragraph 6 and Paragraph 7 of the Credit Agreements. To the extent Paragraph 6 or 7 of the Credit Agreements is hereafter amended the Issuing Bank reserves the right to consent to such Amendment's incorporation herein by reference. In the absence of the Bank's consent, such covenant as in effect on the Effective Date shall remain in full force and effect. All of such covenants, together with related definitions and ancillary provisions, are hereby incorporated into this Agreement by reference, mutatis mutandis, as if such terms were set forth in this Agreement in full, without regard to any termination of such Credit Agreements, without regard to any expiration of any commitment thereunder and without regard to the final payment in full of any obligations of the Company or any other person or entity thereunder. If an event is the subject of both a covenant incorporated herein by reference and another covenant set forth in this Agreement, the Company shall comply with the covenant which imposes on it the stricter requirement. To the extent that any covenant incorporated herein by reference is inconsistent with the other terms of this Agreement, the terms of this Agreement shall control. If the Credit Agreements terminates, any commitment thereunder expires or any obligations of the Company thereunder are paid in full and any covenant incorporated herein by reference requires the Company to obtain the consent of any agent, lender or lenders, then, for the purpose of this Agreement, the Company shall be required to obtain the consent of the Issuing Bank.

     8.     CONDITIONS PRECEDENT

          8.1 Effective Date. This Agreement shall become effective upon satisfaction of each of the following conditions precedent (the "Effective Date"):

(a) Default. No Event of Default or Unmatured Event of Default shall have occurred and be continuing.

(b) Warranties. The warranties contained in Section 6 hereof shall be true and correct.

(c) Certification. The Company shall have delivered to the Issuing Bank a certificate of the Company's president or chief financial officer as to the matters set out in Sections 8.1(a) and (b).

(d) Delivery of Documents. The Company shall have delivered or caused to be delivered to the Issuing Bank:

     (i) Company Resolutions. A copy, duly certified by the Company's secretary or assistant secretary, of (i) the resolutions of the Company's Board of Directors authorizing the Company's application for the letters of credit and the execution and delivery of agreements to effectuate such authorization, (ii) all documents evidencing other corporate action, and
(iii) all approvals or consents, if any, with respect to this Agreement.

    (ii) Company Incumbency. A certificate of the Company's secretary or assistant secretary, dated the Issuance Date, certifying the names of the Company's officers authorized to sign this Agreement and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

   (iii) Legal Opinion. An opinion of Howard, Rice, Nemerovski, Canady, Robertston, Falk & Rabkin, counsel to the Company, in the form of Exhibit C attached hereto, addressed to the Issuing Bank and dated the date hereof.

    (iv) Legal Opinion regarding Investment Company Act of 1940. An opinion of Mary B. Templeton, General Counsel, Senior Vice President and Corporate Secretary to the Company, in the form of Exhibit D attached hereto, addressed to the Issuing Bank, and dated the date hereof.

     (v) Beneficiary Approval. A copy, duly certified by each Beneficiary's secretary or assistant secretary of resolutions authorizing the use of a Letter of Credit as contemplated herein, and the payment of the Upfront Fee and Letter of Credit Fee.

(e) Upfront Fee. Each Beneficiary will have executed and delivered a letter agreement agreeing to pay the Upfront Fee and Letter of Credit Fee and the Issuing Bank shall have received from each Beneficiary the Upfront Fee.

          8.2 Issuance Date. The obligation of the Issuing Bank to issue a Letter of Credit is subject, to the satisfaction of each of the following conditions on each Issuance Date:

(a)     Effective Date.  The Effective Date shall have occurred.

(b) Default. No Event of Default or Unmatured Event of Default shall have occurred and be continuing.

(c) Warranties. The warranties contained in Section 6 hereof shall be true and correct.

          8.3 Condition Subsequent. As a condition subsequent, the Company shall deliver within 20 Business Days of the Effective Date resolutions of the Company ratifying Company's (i) delivery of Applications for Letters of Credit under this Agreement to the Issuing Bank; and (ii) execution of and performance under this Agreement.

     9. EVENTS OF DEFAULT AND REMEDIES. Each of the following shall constitute an Event of Default under this Agreement:

          9.1 Non-Payment of Reimbursement Obligation. Default in the payment when due of a Reimbursement Obligation.

          9.2 Credit Agreements. The Credit Agreements shall be terminated or cease to be enforceable against the Company unless another credit facility has been established or the Company maintains sufficient cash balances equivalent in amount to Letters of Credit Outstanding which facility or balance requirement is reasonably acceptable to Issuing Bank.

          9.3 Availability. The Company shall fail to maintain the Availability under the Credit Agreements, or under any other credit facility or maintain cash balances in an amount equivalent to Letters of Credit Outstanding which other facility or balance requirement is reasonably acceptable to the Issuing Bank.

          9.4 Incorporation By Reference of Events of Default. The occurrence of any event of default set forth in the Credit Agreements shall constitute an Event of Default hereunder with respect to the Company. All of such events of default, together with related definitions and ancillary provisions, are hereby incorporated into this Agreement by reference, mutatis mutandis, as if such terms were set forth in this Agreement in full, without regard to any termination of such Credit Agreements, without regard to any expiration of any commitment thereunder and without regard to the final payment in full of any obligations of the Company or any other person or entity thereunder. To the extent that any Event of Default incorporated herein by reference is inconsistent with the other terms of this Agreement, the Issuing Bank shall not be deemed to have waived any rights hereunder by virtue of such inconsistency.

          9.5 Action if Event of Default. If any Event of Default shall occur and be continuing, the Issuing Bank may take one or more of the following actions:

(a) declare the Letter of Credit Commitment to be terminated, whereupon the Letter of Credit Commitment shall forthwith terminate; or

(b)  enforce the Company's Reimbursement Obligations under Section 2.2; or

(c) demand that Company deposit with the Issuing Bank an amount equal to all or any part of the then Stated Amount of the Letters of Credit in immediately available funds or in similar Cash Collateral acceptable to the Issuing Bank, pledged to the Issuing Bank, provided such payment of Cash Collateral is permissible in accordance with the terms of the Credit Agreements. Any Cash Collateral shall be held by the Issuing Bank in an interest bearing cash collateral account and shall be applied to reimbursement of amounts to be paid by the Issuing Bank under the Letter of Credit and to payment of such other Obligations in such order of application, as the Issuing Bank shall determine with any excess amount returned to the Company. The Company acknowledges and agrees that the Issuing Bank would not have an adequate remedy at law for failure by the Company to immediately pay the Bank the amount provided under this Section 9.5 and that the Issuing Bank shall have the right to require the Company to specifically perform such undertaking whether or not any drawings have been made under the Letter of Credit; provided, however, that upon the occurrence of any bankruptcy Event of Default, the Letter of Credit Commitment shall forthwith terminate, and all sums then owing by the Company hereunder and under each document executed pursuant hereto shall become and be immediately due and payable without further action on the part of any Person and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company.

     10.     MISCELLANEOUS.

          10.1  No Waiver; Modifications in Writing.

(a) No failure or delay on the part of the Issuing Bank in exercising any right, power or remedy hereunder, and no course of dealing between the Company and the Issuing Bank, shall operate as a waiver of any such right, power or remedy, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Issuing Bank at law, in equity or otherwise.

(b) No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, or any other document executed pursuant hereto, nor consent to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Issuing Bank.

(c) Any waiver pursuant to this Section 10.1 shall not affect the obligations of the Company or the rights of the Issuing Bank under any provision of this Agreement or any document, except to the extent set forth in this Section 10.1 and in such waiver. Any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

          10.2 Further Assurances. The Company agrees to do such further acts and things and to execute and deliver to the Issuing Bank such additional assignments, agreements, powers and instruments, as the Issuing Bank may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to better assure and confirm unto the Issuing Bank its rights, powers and remedies hereunder.

          10.3 Notices, etc. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands instructions and other communications required or permitted to be given to or made upon any party hereto or any other Person shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by telecopier, or by prepaid courier, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered (in the case of personal delivery) or sent to the intended recipient thereof (or, in the case of (i) any notice which is sent by mail, five days after the deposit thereof, postage prepaid, in the mail and (ii) any notice which is sent through a public courier company, on the next Business Day after the day on which such notice is delivered to such courier company) in each case in accordance with the provisions of this Section
10.3. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 10.3, notices, demands, instructions and other communications in writing shall be given to or made upon any party at its address (or to its telex or telecopier numbers) indicated next to its signature on the signature pages hereof and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such Person next to its signature on the signature pages hereof, or to such address, telex, telecopier or telephone number from time to time notified by any recipient to the other parties hereto. Anything herein to the contrary notwithstanding, any notice from the Company pursuant to clause (a) of Section 2.1 hereof shall be effective, for purposes of this Agreement, only when actually received by all Persons to whom such notices are required to be sent or given.

          10.4 (a) Costs, Expenses and Taxes. The Company agrees to pay all reasonable costs and expenses of the Issuing Bank in connection with the negotiation, preparation, reproduction, execution and delivery of this Agreement and each other document executed pursuant hereto or thereto, any amendments or modifications of (or supplements to) any of the foregoing and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith, including the reasonable fees and out-of-pocket expenses of Mayer, Brown & Platt, counsel to the Issuing Bank, and the allocated cost of internal legal counsel to the Issuing Bank. The Company further agrees to pay all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses and the allocated expense of internal counsel), if any, of the Issuing Bank in connection with the enforcement of this Agreement or any other document executed pursuant hereto or thereto or in connection herewith or therewith. In addition, the Company shall pay any and all stamp or transfer taxes and other Relevant Taxes payable or determined to be payable in connection with the execution and delivery or enforcement of this Agreement or any other documents executed pursuant hereto or thereto and agrees to save and hold Issuing Bank harmless from and against any and all liabilities with respect to or result from any delay in paying or omission to pay such Relevant Taxes.

     (b) Indemnity. The Company shall pay, and shall protect, indemnify and save harmless the Issuing Bank and its respective officers, directors, shareholders, employees, agents and servants (herein called the "Indemnified Parties") from and against, any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs or expenses including, without limitation, reasonable attorneys' fees and expenses (herein called the "Indemnified Liabilities") of any nature arising from or relating to this Agreement or any other document executed pursuant hereto or thereto, except that no Indemnified Party shall be entitled to indemnification under this clause (b) for any loss, liability, action, suit, judgment, demand, damage, cost or expense which is directly caused by such Indemnified Party's gross negligence or willful misconduct.
If any action, suit or proceeding arising from any of the foregoing is brought against any Indemnified Party or any other Person indemnified or intended to be indemnified pursuant to this Section 10.4, the Company, to the extent and in the manner reasonably directed by the Issuing Bank, will resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by the Company (which counsel shall be satisfactory to the Person or Persons indemnified or intended to be indemnified). If and to the extent that the foregoing provisions of this
Section 10.4 may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     (c) Issuing Bank may Perform. If the Company shall fail to do any act or thing which it has covenanted to do hereunder or any representation or warranty on the part of the Company contained herein or in any other document executed in connection herewith shall be breached, the Issuing Bank may (but shall not be obligated to), after two days' notice to the Company, do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose; provided, however, that no such action by the Issuing Bank shall relieve the Company of any liability in connection with such failure or breach or be deemed to constitute a waiver of any default under this Agreement, or such other document. Any and all amounts so expended by the Issuing Bank shall be repayable to it by the Company immediately upon the Issuing Bank's demand therefor, provided such demand shall be made within 180 days of the Issuing Bank's incurring such expense, with interest at a rate per annum (computed for the actual number of days elapsed on the basis of a year consisting of 360 days) equal to 2% plus the Reference Rate in effect from time to time during the period from and including the date so expended by the Issuing Bank to the date of repayment.

     (d)  Survival of Obligations.  The obligations of the Company under this
Section 10.4 shall survive the termination of this Agreement and the discharge of the Company's Obligations hereunder for a period of four years from the date of such termination or discharge.

          10.5 Binding Effect; Assignment. This Agreement shall be binding upon, and inure to the benefit of, the Company, the Issuing Bank, and their respective successors and assigns; provided, however, that the Company may not assign its rights hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise), so long as any Letters of Credit are outstanding or Reimbursement Obligations exist or the Letter of Credit Commitment remains in full force and effect, without the prior written consent of the Issuing Bank. The Issuing Bank may assign all or a part of their respective interests with the written consent of the Company, provided, however, that such consent shall not be unreasonably withheld.

          10.6 Waiver of Jury Trial. THE COMPANY AND THE ISSUING BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY INSTRUMENT EXECUTED PURSUANT HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OR ANY SUCH PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ISSUING BANK TO ENTER INTO THIS AGREEMENT.

          10.7 Liability of the Issuing Bank. The Company hereby assumes all risks for the acts or omissions of the Beneficiary thereof with respect to its use of the Letter of Credit. Neither the Issuing Bank nor any of its officers or directors shall be liable or responsible for (i) the use which may be made of the Letter of Credit or for any acts or omissions of the Beneficiary and any transferee in connection therewith; (ii) the validity or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respect invalid, fraudulent or forged; (iii) any of the circumstances whatsoever in making or failing to make payment under any Letter of Credit, except only that the Company shall have a claim against the Issuing Bank, and the Issuing
Bank shall be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Company which the Company provides were caused by the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms of such Letter of Credit.
In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any information to the contrary.

          10.8 Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

          10.9 Governing Law; Arbitration. This Agreement and each other document executed pursuant hereto shall be governed by, and construed in accordance with, the law of the State of California. Any controversy among the parties arising out of or relating to this Agreement or a Letter of Credit shall at the request of any party be determined by arbitration. The arbitration shall be conducted in San Francisco, California, under the laws of the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement or the Letter of Credit and pursuant to the Commercial Rules of the American Arbitration Association. The arbitrators shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrators. Judgment upon the arbitration award may be entered in any court having jurisdiction. This Paragraph shall not limit the right of any party to this Agreement or a Letter of Credit to exercise lawful self-help remedies or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, during, or after the pendency of any arbitration. The seeking, obtaining or exercising of such a remedy does not waive the right of any party, including the party who sought such remedy, to resort to arbitration. Notwithstanding the foregoing, no controversy shall be submitted to arbitration under this Paragraph without the consent of all parties if, at the time of the proposed submission, such controversy arises from or relates to an obligation to Bank which is secured by real property collateral.

          10.10 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          10.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and permitted assigns.

          10.12 Reserve Requirements. If reserve, special deposit, or similar requirements or any similar restrictions, or any other requirements of law not presently applicable to the Issuing Bank, are hereafter imposed upon or determined by the Issuing Bank or held to be applicable to the Issuing Bank at any time and from time to time, which would materially increase the costs to the Issuing Bank of continuing the Letter of Credit financing hereunder or materially affect the profitability (on an after-tax basis) to the Issuing Bank of the Letter of Credit transactions contemplated hereby, then the Issuing Bank may give thirty days' written notice to the Company of such requirement or restriction and of the additional costs, or loss or prospective loss of profitability, resulting from the imposition or application of such requirement or restriction to the Issuing Bank. Upon such notice the Company shall compensate the Issuing Bank for all additional costs, or for any loss of profit, accruing to the Issuing Bank from and including the date of such imposition, imposition or holding to but not including the expiration of the Letter of Credit.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.

                                                THE CHARLES SCHWAB CORPORATION


                                                By:
                                                            A. John Gambs

                                             Title:   Executive Vice President,
                                                      Chief Financial Officer

                                            Address:  101 Montgomery Street
                                                      San Francisco, CA  94104

                                                      Telecopy: 415-296-5187

                                                      c/o General Counsel

                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION

                                            By:
                                                      Vice President

                                            Address: 1850 Gateway Boulevard
                                                     Concord, California  94520
                                                     Attention: Jeffrey Donahue


                                                     Telecopy:

                                            Copy:    Jack Williams
                                                     Bank of America
                                                     231 South LaSalle Street
                                                     Chicago, Illinois  60697


LIST OF EXHIBITS

EXHIBIT A - Credit Agreements (See Fourth Whereas Clause of Preamble)

EXHIBIT B - Application (1.1)

EXHIBIT C - Legal Opinion (8.1(d)(iii))

EXHIBIT D - Legal Opinion (Investment Company Act of 1940) (8.1(d)(iv))

<LOGO> Bank of America


INTERNATIONAL TRADE BANK #2621
333 SOUTH BEAUDRY AVENUE, 19TH FLOOR
LOS ANGELES, CA 90017

                                                      DATE:  December 19, 1994

          IRREVOCABLE STANDBY LETTER OF CREDIT NO. LASB-(              )
          --------------------------------------------------------------

Customer:
The Charles Schwab Corporation
101 Montgomery Street
San Francisco, CA 94104

Beneficiary:
(                 NAME OF FUND                 )
------------------------------------------------
a series of shares of beneficial interest of The Charles Schwab Family of Funds 101 Montgomery Street, San Francisco, CA 94104

Attention:  William J. Klipp

Ladies and Gentlemen:

     1.     We are hereby established at the request of and for the account of our customer (the "Account Party"), our Irrevocable Standby Letter of
Credit No. LASB-(      ) (the "Letter of Credit") in favor of (NAME OF FUND), a
series of shares of beneficial interests of The Charles Schwab Family of Funds, a Massachusetts business trust registered under the Investment Company Act of 1940 ("Beneficiary") and we hereby irrevocably authorize the Beneficiary to make demand for payment from us, the Bank of America National Trust and Savings Association (the "Bank") under this Letter of Credit. We are advised that this Letter of Credit has been issued pursuant to the terms of the Reimbursement Agreement, dated as of December 19, 1994, by and between the Bank and the Account Party (the "Reimbursement Agreement"), and is available upon the terms and conditions hereinafter set forth, in an aggregate amount not exceeding $( Dollar Amount ) (the "Stated Amount").
No payment hereunder shall exceed an amount equal to (i) the Stated Amount available on the date of such demand, minus (ii) the aggregate amount of any demand previously honored hereunder. Unless otherwise defined in this Letter of Credit, capitalized terms used herein shall have the respective meanings assigned to such terms in Section 8.

     2. Funds under this Letter of Credit are available to the Beneficiary against a Certificate, signed by a duly authorized officer of the Beneficiary, in the form attached hereto as Exhibit B (the "Payment Demand Certificate"), appropriately completed and presented to the Bank as provided in paragraph 3 hereof.

     Multiple Payment Demand Certificates may be hereunder at any time on or before to the Stated Expiry Date.

     3. All documents presented during regular business hours on a Business Day to the Bank in connection with any demand for payment under this Letter of Credit, as well as all notices and other communications to the Bank in respect hereof, shall be in writing, shall make specific reference to this Letter of Credit by number, shall be to the attention of the Bank's Standby Letter of Credit Department and shall either (i) be

(Continued on Page Two)



/s/ Ben Cortes                                            /s/ Frantz Bellevue
AUTHORIZED COUNTERSIGNATURE                               AUTHORIZED SIGNATURE



PROVISIONS APPLICABLE TO THIS CREDIT: This credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500.

Please examine this instrument carefully. If you are unable to comply with the terms or conditions, please communicate with the account party to arrange for an amendment. This procedure will facilitate prompt handling when doucments are presented.

personally delivered to the Bank at its office located at 333 South Beaudry Avenue, 19th Floor, Los Angeles, California 90017, (or at any other office of the Bank in the continental United States designed by the Bank by written notice delivered to the Beneficiary) or (ii) be sent to the Bank by tested telex or by facsimile transmission to the following number(s) (or to any number(s) designated by the Bank by written notice delivered to the Beneficiary), as applicable:

             Telex No. MCI 67652 (Answerback:  BANKAMER SFO)
             Facsimile No. (213) 345-6694

      4. The Bank hereby agrees that demands for payment made under and in compliance with the terms of this Letter of Credit will be duly honored by the Bank (from the Bank's own funds and not directly or indirectly from funds or other assets of the Account Party or any affiliate of the Account Party) upon presentation of the certificate specified in paragraph 2 hereof to the Bank as provided in paragraph 3 hereof on or before the Stated Expiry Date
(as defined in paragraph 7 hereof) or such earlier termination of this Letter of Credit. The Stated Amount of this Letter of Credit at any time may be less than the aggregate amount owed in connection with a Payment Event to Beneficiary on any Security or Securities as calculated under the definition of "Payment Amount" under Section 8 of this Letter of Credit. If the Payment Amount requested at any time on or before to the Stated Expiry Date under any demand for payment by Beneficiary under this Letter of Credit exceeds, at the time of such demand for payment, the then Stated Amount available under this Letter of Credit then the Bank, provided such demand is in compliance with the terms of this Letter of Credit and subject to the terms of this Letter of Credit, shall pay such demand in an amount equal only to the then available Stated Amount of this Letter of Credit. If a demand for payment is made by the Beneficiary hereunder at or prior to 9:00 a.m. Los Angeles time, on a Business Day (as hereinafter defined), and if such demand for payment conforms to the terms and conditions hereof, payment shall be made for the lesser of the amount specified or the then Stated Amount available, in immediately available funds, by 5:00 p.m. Los Angeles time, on that Business Day of such presentation. If a demand for payment is made by the Beneficiary hereunder on a Business Day after 9:00 a.m., Los Angeles time, and if such demand for payment conforms to the terms and conditions hereof, payment shall be made for the less of the amount specified or the then
Stated Amount available, in immediately available funds, by 1:00 p.m., Los Angeles time, on the following Business Day. Payment under this Letter of Credit shall be made by wire transfer or deposit to the (Name of Beneficiary) in the accounts specified in the certificate(s) delivered pursuant to paragraph 2 hereof. As used in this Letter of Credit, "Business Day" shall mean a day on which banks located in Los Angeles, California, are not required or authorized to remain closed. To the extent practical, the Beneficiary shall give the Bank at least one Business Day's advance written notice (such notice to be sent by facsimile transmission to the number set forth in paragraph 3 above) of the amount of each demand for payment, but failure of the Beneficiary to give such notice or any discrepancies between the amount or other information set forth in such notice from the amount or other information set forth in the certificate actually presented to the Bank shall in no way relieve, diminish or otherwise change the obligation of the Bank to honor properly submitted demands for payment under this Letter of Credit.

(Continued on Page Three)


/s/ Ben Cortes                                             /s/ Frantz Bellevue
AUTHORIZED COUNTERSIGNATURE                                AUTHORIZED SIGNATURE



PROVISIONS APPLICABLE TO THIS CREDIT: This credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500.

Please examine this instrument carefully. If you are unable to comply with the terms or conditions, please communicate with the account party to arrange for an amendment. This procedure will facilitate prompt handling when doucments are presented.

     5. Only the Beneficiary may make demands for payment under this Letter of Credit, and demands for payment under this Letter of Credit shall be presented directly to the Bank and not negotiated. Upon payment made hereunder of the lesser of the amount specified in a demand for payment or the then Stated Amount available, the Bank shall be fully discharged of its obligation under this Letter of Credit with respect to such demand for payment and the Bank shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such demand for payment. By paying the Beneficiary an amount demanded in accordance with this Letter of Credit, the Bank makes no representation as to the correctness of the amount demanded or of the calculations and representations of the Beneficiary. required by this Letter of Credit.

     6. The Stated Amount shall be automatically reduced from time to time as follows:

          a. Upon demand for payment honored and paid by the Bank under this Letter of Credit, the Stated Amount shall be reduced by an amount equal to the amount of such demand; and

          b. Upon receipt by the Bank of the certificate of the Beneficiary in the form of Exhibit C hereto, the Stated Amount shall be permanently reduced by an amount equal to the amount specified in such certificate.

     7. This Letter of Credit shall automatically terminate upon the earliest of (i) August 1st, 1995 (being called the "Stated Expiry Date),
(ii) on the date that the Bank receives notification from the Beneficiary that this Letter of Credit has been replaced by a substitute letter of credit, or (iii) the Bank has paid a demand for payment accompanied by a certificate in the form of Exhibit B hereto where there will be no outstanding amount available under this Letter of Credit. Upon the expiration or termination of this Letter of Credit, the Beneficiary shall promptly return this Letter of Credit to the Bank for cancellation. Pursuant to the terms of the Reimbursement Agreement, the Bank, at the request of the Account Party, may give its written consent to periodic extensions of the Stated Expiry Date. The Bank shall deliver to the Beneficiary a certificate in the form of Exhibit D hereto evidencing such extension of the Stated Expiry Date.

     8. As used in this Letter of Credit and the Certificates in the forms of Exhibit A through D hereto, the following capitalized terms shall have the following meanings:

     "Issuer" means the issuer or any successor to such issuer of any Security.

     "Par Amount" shall mean, with respect to any Security, an amount determined by multiplying the Par Amount the Par Amount of a particular Security by the Upper Limit Percentage and subtracting therefrom an amount equal to the greater of (i) either the amount of proceeds received by Beneficiary from the sale of a Security of Securities or the amount equal to the value resulting from a disposition through exchange, restructuring or other disposition of such Security or Securities or (ii) the Par Value of such Security multiplied by the Lower Limit Percentage.

(Continued on Page Four)



/s/ Ben Cortes                                            /s/ Frantz Bellevue
AUTHORIZED COUNTERSIGNATURE                               AUTHORIZED SIGNATURE



PROVISIONS APPLICABLE TO THIS CREDIT: This credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500.

Please examine this instrument carefully. If you are unable to comply with the terms or conditions, please communicate with the account party to arrange for an amendment. This procedure will facilitate prompt handling when documents are presented.

     "Payment Event" shall mean (i) a default in repayment to the Beneficiary of the principal amount on the original maturity of any Security by the Issuer thereof, and (ii) the Beneficiary's sale or disposition through exchange, restructuring or other disposition of any Security.

     "Lower Limit Percentage" shall mean, with respect to any Security, the percentage stated as the "Lower Limit Percentage" for any Security listed in Exhibit A.

     "Security" or "Securities" means any and all Securities listed in Exhibit A attached hereto.

     "Upper Limit Percentage" shall mean, with respect to any Security, the percentage stated as the "Upper Limit Percentage" for any Security listed in Exhibit A.

     9. This Letter of Credit is subject to the Uniform Customs and Practice of Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"); provided, however, that Article 41 of the Uniform Customs shall be disregarded. This Letter of Credit shall be deemed to be a contract made under the laws of the State of California, including without limitation, Article 5 of the Uniform Commercial Code as in effect in the State of California, and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the Laws of the State of California, without regard to principles of conflicts of law.

     10. This Letter of Credit sets forth in full the undertaking of the Bank, and such undertaking shall not be deemed in any way to be modified, amended amplified or otherwise affected by any document, instrument or agreement referred to herein except only the Uniform Customs and the certificate(s) provided for herein, and any such reference shall not be deemed to incorporate herein by reference any such document, instrument or agreement.



/s/ Ben Cortes                                           /s/ Frantz Bellevue
AUTHORIZED COUNTERSIGNATURE 	                           AUTHORIZED SIGNATURE



PROVISIONS APPLICABLE TO THIS CREDIT: This credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500.

Please examine this instrument carefully. If you are unable to comply with the terms or conditions, please communicate with the account party to arrange for an amendment. This procedure will facilitate prompt handling when doucments are presented.

                              Exhibit A
                                  to
                          Irrevocable Letter
                              of Credit
                      No. LASB-(               )
                                ---------------


                         LIST OF SECURITIES

Security          Par Amount          Upper Limit               Lower Limit
                                      Percentage                Percentage


     AS PER ATTACHED.






/s/ Ben Cortes                                             /s/ Frantz Bellevue
AUTHORIZED COUNTERSIGNATURE                                AUTHORIZED SIGNATURE


PROVISIONS APPLICABLE TO THIS CREDIT: This credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500.

Please examine this instrument carefully. If you are unable to comply with the terms or conditions, please communicate with the account party to arrange for an amendment. This procedure will facilitate prompt handling when doucments are presented.



     Schwab Money Market Fund                                        Exhibit A
                                               to Irrevocable Letter of Credit
                                                             No. LASB 222-63-0








                                          EXHIBIT A
                                     LIST OF SECURITIES

                                                                  Upper Limit     Lower Limit
Security                                           Par Amount     Percentage      Percentage

City of Irvine (Orange County, California)         $47,455,000         98            65
Taxable Notes Series 1994 CUSIP#464607CE9
Final Maturity: 7/26/95

Orange County, California                          $41,500,000         65            40
Taxable Notes Series 1994-1995
CUSIP#684201EL6
Final Maturity: 7/10/95

Irvine Unified School District                     $46,375,000         90            65
1994 Taxable Notes CUSIP#463610HG3
Final Maturity: 6/13/95

Newport Mesa Unified School District               $24,960,000         90            65
1994 Taxable Notes CUSIP#652113QU8
Final Maturity: 6/13/95

North Orange County Community College District     $47,785,000         90            65
1994 Taxable Notes CUSIP#661334AE2
Final Maturity: 6/13/95

Orange County Board of Education                   $35,880,000         90            65
1994 Taxable Notes CUSIP#684215AJ5
Final Maturity: 6/13/95

Orange County Flood Control District 94-95         $46,375,000   	     95            65
CUSIP#684252EF2
Final Maturity: 8/1/95

City of Anaheim                                    $55,000,000         98            65
Taxable Notes Series CUSIP#032537GN6
Final Maturity: 4/4/95 Fixed Coupon: 5%



/s/ Ben Cortes                                           /s/ Frantz Bellevue
AUTHORIZED COUNTERSIGNATURE                              AUTHORIZED SIGNATURE



PROVISIONS APPLICABLE TO THIS CREDIT: This credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500.

Please examine this instrument carefully. If you are unable to comply with the terms or conditions, please communicate with the account party to arrange for an amendment. This procedure will facilitate prompt handling when doucments are presented.

Schwab California Tax-Exempt Money Fund
                                                                      Exhibit A
                                              to Irrevocable Letter of Credit
                                                            No. LASB 222-63-1

                                           EXHIBIT A
                                      LIST OF SECURITIES

                                                                    Upper Limit     Lower Limit
Security                                              Par Amount    Percentage      Percentage

Orange County, California                            $39,890,000         95              65
Pooled Tax and Revenue Anticipation Notes
Series 1994-95 CUSIP#684201EJ1
Fixed Coupon:  4.5% 7/28/95






/s/ Ben Cortes                                           /s/ Frantz Bellevue
AUTHORIZED COUNTERSIGNATURE                             AUTHORIZED SIGNATURE



PROVISIONS APPLICABLE TO THIS CREDIT: This credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500.

Please examine this instrument carefully. If you are unable to comply with the terms or conditions, please communicate with the account party to arrange for an amendment. This procedure will facilitate prompt handling when doucments are presented.

[/FN]

Schwab Tax-Exempt Money Fund
                                                                    Exhibit A
                                              to Irrevocable Letter of Credit
                                                            No. LASB 222-63-2


                                           EXHIBIT A

                                      LIST OF SECURITIES

                                                                  Upper Limit     Lower Limit
Security                                      Par Amount          Percentage      Percentage

Orange County, California                    $74,160,000               90               65
Pooled Tax and Revenue Anticipation Notes
Series 1994-95 CUSIP#684201FJ1
Fixed Coupon:  4.5% 7/28/95






/s/ Ben Cortes                                           /s/ Frantz Bellevue
AUTHORIZED COUNTERSIGNATURE                              AUTHORIZED SIGNATURE



PROVISIONS APPLICABLE TO THIS CREDIT: This credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500.

Please examine this instrument carefully. If you are unable to comply with the terms or conditions, please communicate with the account party to arrange for an amendment. This procedure will facilitate prompt handling when doucments are presented.

                               Exhibit B
                                   to
                           Irrevocable Letter
                               of Credit
                          No. LASB-(_________)
                                FORM OF
                      PAYMENT DEMAND CERTIFICATE



TO:     Bank of America National Trust and
        Savings Institution
        333 S. Beaudry Ave., Los Angeles, Ca 90017
        Attention:  Standby Letter of Credit Department

        Re:     Irrevocable Letter of Credit No. LASB-(_________)

     The undersigned hereby certificates to Bank of America National Trust and Savings Association (the "Bank"), with reference to Irrevocable Letter of Credit No. LASB-(________) (the "Letter of Credit") issued by the Bank in favor of (NAME OF FUND), a series of shares of beneficial interest of The Charles Schwab Family of Funds (the "Beneficiary") and for the account of your customer (the "Account Party"), that the undersigned is a duly authorized officer of the Beneficiary, that any capitalized term used but not defined herein shall have its respective meaning set forth in the Letter of Credit and that:

          1. (NAME OF FUND), a series of shares of beneficial interest of The Charles Schwab Family of Funds is the Beneficiary under this Letter of Credit.

          2. The Beneficiary hereby makes a demand for payment under the Letter of Credit in a Payment Amount equal to $__________.

          3. The Beneficiary is demanding payment under the Letter of Credit because a Payment Event has occurred, specifically (Check One) ____ the Issuer has defaulted in the repayment of the principal amount at the original maturity of the Security or Securities; or ______ the Beneficiary has sold or disposed through an exchange, restructuring, or other disposition of the Security or Securities (Choose One) The amount received from such sale of the Security or Securities equals $_____ [or] The value of such Security or Securities at the time of such exchange, restructuring or disposition equals $_______.

          4. The Payment Amount hereby demanded was computed in accordance with the terms and conditions of the Letter of Credit, but, in any event, the Payment Amount does not include any interest due and owing on any Security or Securities.

          5. The Beneficiary hereby directs you to make payment of the payment Amount demanded hereunder [by deposit] [by wire transfer] to [Name of Beneficiary], ABA Number ______, Account Number _______, Attention: _______.

         In Witness whereof, the Beneficiary has executed and delivered this Certificate as of the _____ day of ____________.


                              (NAME OF FUND), a
                              series of shares of beneficial
                              interest of The Charles Schwab Family
                              of Funds



                              By:  ----------------------
                              Title:





/s/ Ben Cortes                                          /s/ Frantz Bellevue
AUTHORIZED COUNTERSIGNATURE                             AUTHORIZED SIGNATURE



PROVISIONS APPLICABLE TO THIS CREDIT: This credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500.

Please examine this instrument carefully. If you are unable to comply with the terms or conditions, please communicate with the account party to arrange for an amendment. This procedure will facilitate prompt handling when doucments are presented.